Exhibit 10.17.2

Amendment One to Foundry Service Agreement

This Amendment One to the Foundry Service Agreement (this “Amendment”), effective as of October 1, 2020 (the “Effective Date”), is made by and between:

Taiwan Semiconductor Manufacturing Company Limited, a company duly incorporated under the laws of the Republic of China, having its principal office located at No. 8, Li-Hsin 6 Rd., Hsinchu Science Park, Taiwan 300-78, Republic of China, and on behalf of TSMC North America, having its principal place of business at 2851 Junction Avenue, San Jose, CA 95134 (Taiwan Semiconductor Manufacturing Company Limited and TSMC North America are collectively referred to as “TSMC”), and

Butterfly Networks, Inc., a company duly incorporated under the laws of the State of Delaware, U.S.A., having its principal place of business at 530 Old Whitfield Street, CT 06437 (“Customer”).

WHEREAS, TSMC and Customer entered into a Foundry Service Agreement with the effective date of March 31, 2019 (the “Original Agreement”) because TSMC and Customer wish to engage in integrated circuit foundry business;

WHEREAS, in light of the certain changes that had occurred in the market place, parties wish to amend certain terms in the Original Agreement to reflect and accommodate for the said changes;

NOW, THEREFORE, the Parties agree as follows:

1.	Unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

2.	The first sentence of Section 2.1 of the Original Agreement is deleted and replaced with the following:

[***] TSMC [***] use commercially reasonable efforts to [***] have ready [***] wafers [***].

3.	Section 2.2 of the Original Agreement is deleted in its entirety and replaced with the following:

In light of the [***], Customer shall, [***], consume (for purpose of this Agreement, “consume” or “consumption” of Wafers shall mean Customer taking delivery of Wafers from TSMC) [***] (or a [***]) of the [***] (e.g. assuming the [***] is [***] wafers [***], then Customer shall consume [***] wafers [***]). For further illustrative purpose, [***], Customer shall [***] be required to order from TSMC [***]. Notwithstanding the foregoing Customer’s consumption [***], starting from [***] and until [***], Customer shall consume [***] wafers [***]. In the event Customer fails to fulfill its wafer consumption requirement set forth in this Section 2.2 before the Agreement is terminated or expires, Customer’s consumption obligation herein shall survive such termination or expiration until the obligation is fully fulfilled. [***]. TSMC and Customer will work together to develop a mutually agreeable qualification plan for the qualification of TSMC manufacturing process, and the qualification plan shall include certain acceptance criteria requested by Customer, which is also to be mutually agreed upon between TSMC and Customer (the “Customer Acceptance Criteria”). The TSMC manufacturing process will become a [***] when [***].

4.	Section 2.3 of the Original Agreement is deleted in its entirety and replaced with the following:

Additionally, [***], Customer shall [***] Wafers. The [***] of the [***] Wafers will be completed [***] by [***] TSMC. Starting from [***], Customer shall consume a [***] wafer amount in accordance with Section 2.2 above at prices that are in accordance with the most updated price quotation provided by TSMC. To fulfill its [***] Wafer consumption obligations, Customer shall place consecutive wafer PO according to TSMC process lead time (e.g. according to the current lead time, in order to have Wafers available for consumption in [***], Customer shall issue purchase order(s) for those Wafers in [***]). Further, for any Wafers to be consumed by Customer [***], Customer shall [***]. After Customer’s cumulative wafer billing reaches [***], Customer will [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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5.	Section 2.4 of the Original Agreement is deleted in its entirety and replaced with the following:

In the event Customer fails to fulfill its [***] Wafer consumption requirement from above by not placing purchase orders in accordance with TSMC’s lead-time, on a [***] basis and on the [***] when the applicable purchase order is to be issued by Customer, TSMC shall have the right to deduct, from money already paid by Customer to TSMC, a monetary amount that is [***]. By deducting the said monetary amount, TSMC will [***]. For example, if Customer plans to consume [***] Wafers in [***] (which [***]), TSMC shall have the right [***] to deduct a monetary amount (from money Customer already paid to TSMC) that is [***]. Customer’s [***] of [***] under [***] (i.e. the [***]) is [***]. After TSMC has deducted the [***].

6.	Except as otherwise stated in this Amendment, the terms and conditions of the Original Agreement remain in full force and effect. This Amendment prevails and controls with respect to any inconsistency between the terms and conditions of this Amendment and those of the Original Agreement. This Amendment shall be considered an integral part of the Original Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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Signed:

Taiwan Semiconductor Manufacturing Company Limited		Butterfly Networks, Inc.

By:	[***]	By:	/s/ David M. Perri

Name:	[***]	Name:	David M. Perri

Title:	[***]	Title:	Chief Operating Officer

Date:	[***]2020	Date:	[***]2020

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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